FINANCE COSTS	12 Months Ended
Dec. 31, 2024
Finance Costs
FINANCE COSTS
19	FINANCE COSTS

	2024	2023	2022
	USD	USD	USD

Interest expenses on bank borrowings	707,746	605,979	421,753
Interest expenses on other borrowings	30,461	4,638	-
Interest expenses on shareholder loans	73,102	197,066	405,872
Interest expenses on convertible bonds	-	684,163	972,045
Interest expenses on lease liabilities	19,955	6,306	9,320
Bank charges	106,044	106,908	119,302
Total	937,308	1,605,060	1,928,292